Supplement to the
Fidelity Managed Retirement 2015 Fund℠
Class K6
September 28, 2024
Summary Prospectus

Effective June 1, 2025, the following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Cait Dourney (Co-Portfolio Manager) has managed the fund since 2025.
Finola McGuire Foley (Co-Portfolio Manager) has managed the fund since 2025.
R93-K6-SUSTK-0525-101 1.9916485.101	May 30, 2025